UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                                  Exchange Act

       Date of Report (Date of earliest event reported) October 6, 2005

                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS
            (Exact name of registrant as specified in its charter)


              California               0-16010               94-3004963
      (State or other jurisdiction   (Commission          (I.R.S. Employer
            of incorporation)        File Number)       Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.     Acquisition or Disposition of Assets.

On October 6, 2005, Johnstown/Consolidated Income Partners, a California limited partnership (the "Registrant"), sold its last remaining investment property, Cedar Brooke Apartments, a 158-unit apartment complex located in Independence, Missouri (the "Property") to a third party, First Pacific Investments, Ltd., a Colorado corporation (the "Purchaser") for a gross purchase price of $7,300,000. As a result of this sale the Registrant no longer holds ownership interest in any investment properties or in any other assets.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits (1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

      10.45 Third Amendment to Purchase and Sale Contract between Johnstown/Consolidated Income Partners, a California limited partnership and Western Terrace Apartments Associates, LLC, a Colorado limited liability company, as to an undivided 44.39% interest, Thomas W. Fischer and Melissa B. Fisher as Trustees of the Fischer Family Trust dated March 30, 2005, as to an undivided 36.92% interest and Vista Montanas Apartments, LLC, a California limited liability company as to an undivided 18.69% interest, all as tenants in common, dated September 28, 2005.

      10.46 Fourth Amendment to Purchase and Sale Contract between Johnstown/Consolidated Income Partners, a California limited partnership and Western Terrace Apartments Associates, LLC, a Colorado limited liability company, as to an undivided 44.39% interest, Thomas W. Fischer and Melissa B. Fisher as Trustees of the Fischer Family Trust dated March 30, 2005, as to an undivided 36.92% interest and Vista Montanas Apartments, LLC, a California limited liability company as to an undivided 18.69% interest, all as tenants in common, dated October 4, 2005.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 JOHNSTOWN/CONSOLIDATED INCOME PARTNERS
                                 (a California Limited Partnership)

                                 By:     CONCAP EQUITIES, INC.
                                          General Partner

                                 By:     /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President

                                 Date:   October 12, 2005

                                                                   Exhibit 10.45





                THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT



      This Third  Amendment to Purchase and Sale Contract (the  "Amendment")  is
effective as of September 28, 2005 and is entered into by and between JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a California limited partnership ("Seller") and WESTERN TERRACE APARTMENTS ASSOCIATES, LLC, a Colorado limited liability company, as to an undivided 44.39% interest, THOMAS W. FISCHER AND MELISSA B. FISCHER as Trustees of the Fischer Family Trust dated March 30, 2005, as to an undivided 36.92% interest, and VISTA MONTANAS APARTMENTS, LLC, a California limited liability company, as to an undivided 18.69% interest, all as tenants in common (collectively, "Purchaser").



                                    RECITALS



            WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract, with an Effective Date of July 5, 2005, as amended by that certain First Amendment to Purchase and Sale Contract with an Effective Date of July 12, 2005 and that certain Second Amendment to Purchase and Sale Contract with an Effective Date of August 29, 2005, as assigned by that certain
Assignment of Contract dated September 21, 2005, for the Property defined therein and known as Cedar Brooke Apartments ("Contract").



            WHEREAS, Seller and Purchaser desire to enter into this Amendment to extend the Closing Date.



      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree to amend the Contract as follows:



                                    AGREEMENT



A. Definitions. All terms not defined herein shall have the meaning ascribed to such terms in the Contract.



B. Amendment to Section 5.1. The first sentence of Section 5.1 of the Contract is replaced with the following:





            "5.1. Closing Date.

            The Closing shall occur on October 4, 2005 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."



C. Multiple Counterparts/Facsimile Signatures. This Amendment may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.



D. Ratification of the Contract. Seller and Purchaser confirm and ratify in all respects the terms and conditions of the Contract, as amended by this Amendment.







                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

                                     Seller:

                                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a
                                    California limited partnership

                                    By:   ConCap Equities, Inc., a Delaware
                                          corporation, Its General Partner

                                          By:    /s/Kristian Vercaunteren
                                          Name:  Kristian Vercaunteren
                                          Title: Vice President

                                   Purchaser:

                                    WESTERN TERRACE APARTMENTS ASSOCIATES,
                                    LLC, a Colorado limited liability company


                                    By:   /s/Jon H. Olson
                                    Name: Jon H. Olson
                                    Title:Manager


                                    THOMAS W. FISCHER AND MELISSA B. FISCHER, as Trustees of the Fischer Family Trust dated March 30, 2005


                                    By:   /s/Thomas W. Fischer
                                    Name: Thomas W. Fischer
                                    Title:Trustee

                                    By:   /s/Melissa B. Fischer
                                    Name: Melissa B. Fischer
                                    Title:Trustee


                                    VISTA MONTANAS APARTMENTS, LLC, a
                                    California limited liability company

                                    By:   /s/Sean Olson
                                    Name: Sean Olson
                                    Title:Manager

                                                                   Exhibit 10.46





                FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT



      This Fourth Amendment to Purchase and Sale Contract (the "Amendment") is effective as of October 4, 2005 and is entered into by and between
JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a California limited partnership ("Seller") and WESTERN TERRACE APARTMENTS ASSOCIATES, LLC, a Colorado limited liability company, as to an undivided 44.39% interest, THOMAS W. FISCHER AND MELISSA B. FISCHER as Trustees of the Fischer Family Trust dated March 30, 2005, as to an undivided 36.92% interest, and VISTA MONTANAS APARTMENTS, LLC, a California limited liability company, as to an undivided 18.69% interest, all as tenants in common (collectively, "Purchaser").



                                    RECITALS



            WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract, with an Effective Date of July 5, 2005, as amended by that certain First Amendment to Purchase and Sale Contract with an Effective Date of July 12, 2005, that certain Second Amendment to Purchase and Sale Contract with an Effective Date of August 29, 2005 and that certain Third Amendment to
Purchase and Sale Contract with an Effective Date of September 28, 2005, as assigned by that certain Assignment of Contract dated September 21, 2005, for the Property defined therein and known as Cedar Brooke Apartments ("Contract").



            WHEREAS, Seller and Purchaser desire to enter into this Amendment to extend the Closing Date and to provide that Purchaser will pay the interest charged by Lender for the period from the Closing Date to the permitted prepayment date.



      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree to amend the Contract as follows:



                                    AGREEMENT



E. Definitions. All terms not defined herein shall have the meaning ascribed to such terms in the Contract.



F. Amendment to Section 1.1.36. Section 1.1.36 of the Contract is replaced with the following:





            "Lender Fees shall mean all fees and expenses (including, without limitation, all prepayment penalties and pay-off fees) imposed or charged by Lender or its counsel in connection with the Loan Payoff, but, to the extent that the Loan Payoff occurs in October, 2005, excluding any amounts of interest charged by Lender for the period from the Closing Date to the permitted prepayment date, the amount of the Lender's Fees to be determined as of the Closing Date. The term `Lender Fees' does not include those items included in the definition of Assumption Lender Fees."



G. Amendment to Section 5.1. The first sentence of Section 5.1 of the Contract is replaced with the following:



            "5.1. Closing Date.

            As partial consideration for Seller's agreement to extend the Closing Date to October 6, 2005, Purchaser agrees to pay all amounts of interest on the Second Loan charged by Lender for the period from the Closing Date to the permitted prepayment date and such amounts shall not be deducted from the Purchase Price. The Closing shall occur on October 6, 2005 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."



H. Multiple Counterparts/Facsimile Signatures. This Amendment may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.



I. Ratification of the Contract. Seller and Purchaser confirm and ratify in all respects the terms and conditions of the Contract, as amended by this Amendment.



J.



                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.



                                     Seller:

                                    JOHNSTOWN/CONSOLIDATED INCOME PARTNERS, a
                                    California limited partnership

                                    By:   ConCap Equities, Inc., a Delaware
                                          corporation, Its General Partner

                                          By:    /s/Kristian Vercaunteren
                                          Name:  Kristian Vercaunteren
                                          Title: Vice President


                                   Purchaser:

                                    WESTERN TERRACE APARTMENTS ASSOCIATES,
                                    LLC, a Colorado limited liability company

                                    By:   /s/Jon H. Olson
                                    Name: Jon H. Olson
                                    Title:Manager


                                    THOMAS W. FISCHER AND MELISSA B. FISCHER, as Trustees of the Fischer Family Trust dated March 30, 2005

                                    By:   /s/Thomas W. Fischer
                                    Name: Thomas W. Fischer
                                    Title:Trustee

                                    By:   /s/Melissa B. Fischer
                                    Name: Melissa B. Fischer
                                    Title:Trustee


                                    VISTA MONTANAS APARTMENTS, LLC, a
                                    California limited liability company

                                    By:   /s/Sean Olson
                                    Name: Sean Olson
                                    Title:Manager